UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 27, 2007
ASPREVA PHARMACEUTICALS CORPORATION
(Exact Name of Registrant as Specified in Charter)
British Columbia, Canada
(State or Other Jurisdiction of Incorporation)

000-51169 (Commission File Number)	98-0435540 (IRS Employer Identification No.)
1203-4464 Markham Street
Victoria, British Columbia, Canada V8Z 7X8
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (250) 744-2488
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.     OTHER EVENTS.
     On April 27, 2007, Aspreva Pharmaceuticals Corporation filed its Proxy Statement for its 2007 Annual and Special General Meeting of Shareholders to be held May 31, 2007, which is attached hereto as Exhibit 99.1.
ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.
(d)	Exhibits:

Exhibit No.	Description

99.1	Proxy Statement for 2007 Annual and Special General Meeting of Shareholders to be held May 31, 2007

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPREVA PHARMACEUTICALS CORPORATION
Dated: April 27, 2007
	By:	/s/ Bruce G. Cousins
Bruce G. Cousins
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Proxy Statement for 2007 Annual and Special General Meeting of Shareholders to be held May 31, 2007